United States of America
Securities and Exchange Commission
Washington, DC 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 11, 2008

Integrity Mutual Funds, Inc.
(Exact name of registrant as specified in its charter)

North Dakota	0-25958	45-0404061
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Main Street North, Minot, North Dakota	58703
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (701) 852-5292

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 11, 2008, Steven D. Lysne announced his retirement from the Board of Directors of Integrity Mutual Funds, Inc. (the "Company"), effective upon the Annual Meeting of Shareholders of the Company currently scheduled for May 2008.  The resignation of Mr. Lysne was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        Integrity Mutual Funds, Inc.

                                                                        By:  /s/ Mark R. Anderson

                                                                        Mark R. Anderson

                                                                        Chief Executive Officer, President and Director

Dated:  February 15, 2008